Exhibit 1A-2A

CERTIFICATE OF FORMATION

OF

SLINGSHOT USA, LLC

The Company’s Certificate of Formation is presented in our Form 1-A/A dated October 25, 2022 under the caption “Exhibit 1A-2A” and which are incorporated herein by reference.

https://www.sec.gov/Archives/edgar/data/1893768/000121465922012616/ex1a2a.htm